Exhibit 99.2
COMMERCE ENERGY GROUP, INC.
2006 STOCK INCENTIVE PLAN
__________________________
Non-Qualified Stock Option Award Agreement
(for Non-Employee Directors)*
_________________________
Award No.
     You (the “Participant”) are hereby awarded the following stock option (the “Option”) to purchase Shares of Commerce Energy Group, Inc. (the “Company”), subject to the terms and conditions set forth in this Non-Qualified Stock Option Award Agreement (the “Award Agreement”) and in the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the “Plan”), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial advisor, before exercising this Option.
     By executing this Award Agreement, you agree to be bound by all of the Plan’s terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors (the “Board”) of the Company and shall (in the absence of manifest bad faith or fraud) be final, conclusive and binding on all parties, including you and your successors in interest. Capitalized terms are defined in the Plan or in this Award Agreement.
1.     Variable Terms. This Option shall have, and be interpreted according to, the following terms, subject to the provisions of the Plan in all instances:

Name of Participant:

Type of Stock Option:	Non-Qualified Stock Option

Number of Shares subject to Option:

Option Exercise Price per Share[1]:

Grant Date:

Reverse Vesting (per Plan Section ):	☐ Allowed in accordance with Section 6 of the Plan. ☐ Not allowed.

*Amended and Restated May 12, 2006

1The exercise price of a non-qualified stock option must be 100% of the Fair Market Value of the Company’s common stock on the date of grant.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Stock Option Award Agreement (for Non-Employee Directors)

2.	Vesting Schedule:	(Establishes the Participant’s rights to exercise this Option with respect to the Number of Shares stated above, subject to acceleration per Section 2 below and to any shareholder approval requirement set forth in the Plan.)

		☐	Number of Shares on Grant Date.

		☐	Number of Shares shall vest quarterly on each three month anniversary of the Grant Date.

	Lifetime Transfer:	☐	Allowed pursuant to Section 9 below only for Non-Qualified Stock Option.

	Expiration Date:	☒	6 years (1-9) after Grant Date; or

		☐	10 years after Grant Date
3.     Term of Option. The term of the Option will expire at 5:00 p.m. (P.D.T. or P.S.T., as applicable) on the Expiration Date.
4.     Manner of Exercise. The Option shall be exercised in the manner set forth in the Plan, using the exercise form attached hereto as Exhibit C. The amount of Shares for which the Option may be exercised is cumulative; that is, if you fail to exercise the Option for all of the Shares vested under the Option during any period set forth above, then any Shares subject to the Option that are not exercised during such period may be exercised during any subsequent period, until the expiration or termination of the Option pursuant to Sections 2 and 5 of this Award Agreement and the terms of the Plan. Fractional Shares may not be purchased.
5.     Termination of Continuous Service. If your Continuous Service with the Company is terminated, any unvested portion of this Award shall be automatically forfeited. You may exercise any vested portion of this Award at any time during your Continuous Service or following a termination of Continuous Service prior to the Expiration Date.
6.     Termination, Rescission and Recapture. Notwithstanding any other provision of the Plan or this Award Agreement, the provisions set forth in Section 25 of the Plan shall not apply to this Award Agreement.
7.     Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the “Beneficiary”) to his or her interest in the Option awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit D (the “Designation of Beneficiary”) and delivering an executed copy of the Designation of Beneficiary to the Company.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Stock Option Award Agreement (for Non-Employee Directors)

8.     Restrictions on Transfer. This Award Agreement may not be sold, pledged, or otherwise transferred without the prior written consent of the Committee. Notwithstanding the foregoing, the Participant may transfer this Option if allowed under Section 1 for a Non-Qualified Stock Option (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this Section, or (ii) by gift to charitable institutions or by gift or transfer for consideration to any of the following relatives of the Participant (or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of the following relatives of the Participant): any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.
9.     Taxes. By signing this Award Agreement, you acknowledge that you shall be solely responsible for the satisfaction of any taxes that may arise (including taxes arising under Sections 409A or 4999 of the Code), and that neither the Company nor the Administrator shall have any obligation whatsoever to pay such taxes.
10.     Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.
11.     Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.
12.     Modifications. This Award Agreement may be modified or amended at any time in accordance with Section 15 of the Plan, provided that you must consent in writing to any modification that adversely alters or impairs any rights or obligations under this Award Agreement.
13.     Headings. Section and other headings contained in this Award Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Award Agreement or any provision hereof.
14.     Severability. Every provision of this Award Agreement and of the Plan is intended to be severable. If any term hereof is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or legality of the remaining terms of this Award Agreement.
15.     Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Commerce Energy Group, Inc.
2006 Stock Incentive Plan
Stock Option Award Agreement (for Non-Employee Directors)

16.     Plan Governs. By signing this Award Agreement, you acknowledge that you have received a copy of the Plan and that your Award Agreement is subject to all the provisions contained in the Plan, the provisions of which are made a part of this Award Agreement and your Award is subject to all interpretations, amendments, rules and regulations which from time to time may be promulgated and adopted pursuant to the Plan. In the event of a conflict between the provisions of this Award Agreement and those of the Plan, the provisions of the Plan shall control.
17.     Governing Law. The laws of the State of Delaware shall govern the validity of this Award Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto.
18.     Investment Purposes. You acknowledge that you are acquiring your Options for investment purposes only and without any present intention of selling or distributing them.
     BY YOUR SIGNATURE BELOW, along with the signature of the Company’s representative, you and the Company agree that the Option is awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

COMMERCE ENERGY GROUP, INC.
By:
Name:
Title:

PARTICIPANT The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.
By:

Name of Participant:_________________________________________

Exhibit A
COMMERCE ENERGY GROUP, INC.
2006 STOCK INCENTIVE PLAN
____________________________
Plan Document
____________________________

Exhibit B
COMMERCE ENERGY GROUP, INC.
2006 STOCK INCENTIVE PLAN
_____________________
Plan Prospectus
_____________________

Exhibit C
COMMERCE ENERGY GROUP, INC.
2006 STOCK INCENTIVE PLAN
_____________________
Form of Exercise of Stock Option Award Agreement
_____________________
Commerce Energy Group, Inc.
2006 Stock Incentive Plan Committee
600 Anton Boulevard
Costa Mesa, California 92626
Dear Sir or Madam:
     The undersigned elects to exercise his/her Non-Qualified Stock Option to purchase ______shares of Common Stock of Commerce Energy Group, Inc. (the “Company”) under and pursuant to a Stock Option Award Agreement dated as of _______________.
     1.     ☐ Delivered herewith is a certified or bank cashier’s or teller’s check and/or shares of Common Stock held by the undersigned for at least six months*, valued at the closing sale price of the stock on the business day prior to the date of exercise, as follows:

$_________	in cash or check
$_________	in the form of ______shares of Common Stock, valued at $____________per share
$ ============ Total
     2.     ☐ Delivered herewith are irrevocable instructions to a broker approved by the Company to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.**
     If method 1 is chosen, the name or names to be on the stock certificate or certificates and the address and Social Security Number of such person(s) is as follows:
Name:_______________________________________________________________________________________________
Address:_____________________________________________________________________________________________
Social Security Number________________________________________________________________________________

Very truly yours,

Date	Optionee
     *The Committee may waive the six months’ requirement in its discretion.
     **The Committee must approve this method in writing before your election

Exhibit D
COMMERCE ENERGY GROUP, INC.
2006 STOCK INCENTIVE PLAN
___________________________
Designation of Beneficiary
___________________________
     In connection with Award Agreements between Commerce Energy Group, Inc. (the “Company”) and ___, an individual residing at ___(the “Recipient”), the Recipient hereby designates the person specified below as the beneficiary of the Recipient’s interest in Awards as defined in the Company’s 2006 Stock Incentive Plan (the “Plan”). This designation shall remain in effect until revoked in writing by the Recipient.

Name of Beneficiary:

Address:

Social Security No.:

     This beneficiary designation relates to any and all of Recipient’s rights under the following Award or Awards:

☐	any Award that Recipient has received under the Plan.
☐	the ___Award that Recipient received pursuant to an award agreement dated ___, ___between Recipient and the Company.
     The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by an Award from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.

Date:

By:	[Recipient Name]
Sworn to before me this
______day of _________, 20___
___________________________
Notary Public
County of _____________________
State of _____________________